                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) January 12, 2001


                      CALIFORNIA COASTAL COMMUNITIES, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-17189                                 02-0426634
     (Commission File Number)          (I.R.S. Employer Identification No.)



6 Executive Circle, Suite 250, Irvine, California         92614
(Address of principal executive offices)                (Zip Code)


                                  (949) 250-7700
               (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                          (Former Name or Former Address,
                           if Changed Since Last Report)

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Item 5.  OTHER EVENTS

       On January 12, 2001, the Registrant issued a press release (a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference) announcing that its subsidiaries had commenced litigation in Orange County Superior Court challenging the California Coastal Commission's suggested modifications to the Bolsa Chica Local Coastal Program that would limit development of the 230-acre Bolsa Chica Mesa to only 65 acres.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:


       Exhibit No.              Description
       -----------              -----------
       99.1            Press Release, issued January 12, 2001.


                                        2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALIFORNIA COASTAL COMMUNITIES, INC.



Date:  January 16, 2001           By:  /s/ Raymond J. Pacini
                                        ---------------------------------
                                        Raymond J. Pacini
                                        Chief Executive Officer



                                        3.